SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 24, 2017

ESPORTS ENTERTAINMENT GROUP, INC.

(Name of Small Business Issuer in its charter)

         Nevada

       333-156302

    26-3062752

(State of incorporation)

(Commission File No.)

    (IRS Employer

 Identification No.)

Commercial Centre, Jolly Harbour

St. Mary’s, Antigua and Barbuda

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (905) 580-2978

                            VGambling, Inc.

 (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2017 the shareholder of the Company owning a majority of the Company’s outstanding shares of common stock approved a change of the name of the Company from VGambling, Inc. to Esports Entertainment Group, Inc.

The amendment to the Company’s Articles of Incorporation was filed with the Nevada Secretary of State on April 24, 2017.

The name change will become effective in the over-the-counter market when FINRA announces the effective date of the name change.

Item 5.07.

Submission of Matters to a Vote of Securities Holders.

See Item 5.03 of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2017 ESPORTS ENTERTAINMENT GROUP, INC. By: /s/ Grant Johnson Grant Johnson, Chief Executive Officer

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